EXHIBIT 32.1



        CERTIFICATION PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b) OF THE
                        SECURITIES EXCHANGE ACT OF 1934,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-QSB for the quarter ended December 31, 2005 of Telzuit Medical Technologies, Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald Sproat, President, Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities and Exchange Act of 1934, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donald Sproat
--------------------------------------------------------------
Donald  Sproat
President, Chief Executive Officer and Chief Financial Officer

Date: March 6, 2006

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.